Third Quarter 2009 Results

Disclaimer & Forward-Looking Statements

Statements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions.

The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.

The Company’s capital strategy includes deployment of excess capital through acquisitions. The Company’s results reported above reflect the impact of acquisitions completed within the periods reported. Past and future acquisitions are expected to continue to impact the Company’s results in future periods.

Key 2009 Business Priorities

NewAlliance entered 2009 with a strong balance sheet and healthy capital levels. This placed us at a competitive advantage to grow the franchise and to focus on the core earnings of the company.
Priorities:
1.	Strengthen balance sheet profitability
2.	Build “core” fee income momentum
3.	Aggressively manage credit quality
4.	Maintain flat expenses
5.	Seize opportunities to grow the franchise

Total Revenue

Three Months Ended ($ in millions)	3Q 2009	2Q 2009	3Q 2008	vs 2Q 2009		vs 3Q 2008
				$	%	$	%
Net interest income before provision	$51.8	$49.9	$48.1	$1.9	3.8	$3.7	7.7
Total non-interest income	16.4	15.3	13.4	1.1	7.2	3.0	22.4
Total	$68.2	$65.2	$61.5	$3.0	4.6	$6.7	10.9

Net Interest Income

Three Months Ended ($ in millions)	3Q 2009	2Q 2009	3Q 2008	vs 2Q 2009		vs 3Q 2008
				$	%	$	%
Interest and dividend income	$ 92.3	$ 94.1	$ 99.0	$ (1.8)	(1.9)	$ (6.7)	(6.9)
Interest expense	40.5	44.2	51.0	(3.7)	(8.4)	(10.5)	(20.6)
Net interest income before provision for loan losses	51.8	49.9	48.1	1.9	3.8	3.7	7.7
Provision for loan losses	5.4	5.0	4.2	0.4	8.0	1.2	28.6
Net interest income after provision for loan losses	$ 46.3	$ 44.9	$ 43.9	$ 1.4	3.1	$ 2.5	5.6

**Totals and percentages may differ slightly due to rounding.

Consolidated Statements of Income

Three Months Ended (unaudited) ($ in millions, except per share data)	3Q 2009	2Q 2009	3Q 2008	vs 2Q 2009		vs 3Q 2008
				$	%	$	%
Interest and dividend income	$ 92.3	$ 94.1	$ 99.0	$ (1.8)	(1.9)	$ (6.7)	(6.9)
Interest expense	40.5	44.2	51.0	(3.7)	(8.4)	(10.5)	(20.6)
Net interest income before provision	51.8	49.9	48.1	1.9	3.8	3.7	7.7
Provision	5.4	5.0	4.2	0.4	8.0	1.2	28.6
Net interest income after provision	46.3	44.9	43.9	1.5	3.3	2.5	5.6
Total non-interest income	16.4	15.3	13.4	1.1	7.2	3.0	22.4
Total non-interest expense	42.2	44.4	41.4	(2.2)	(4.9)	0.9	2.1
Income before income taxes	20.5	15.8	15.9	4.7	29.7	4.6	28.9
Income tax provision	7.9	5.7	5.0	2.2	38.6	2.9	58.0
Net income	$ 12.6	$ 10.1	$ 10.9	$ 2.5	24.8	$ 1.7	15.6
Basic and Diluted EPS	0.13	0.10*	0.11	0.03	30.0	0.02	18.2
Net interest margin	2.71%	2.63%	2.63%	8 bps		8 bps

*Includes $4.0 million pre-tax charge for FDIC special assessment. Without this charge EPS would have been $0.13.

**Totals and percentages may differ slightly due to rounding.

Deposit Pricing Trends

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Non-interest Income

Three Months Ended ($ in millions)	3Q 2009	2Q 2009	3Q 2008	vs 2Q 2009		vs 3Q 2008
				$	%	$	%
Non-interest income
Depositor service charges	$ 7.3	$ 7.0	$ 7.1	$ 0.3	4.3	$ 0.2	2.8
Loan and servicing income	0.3	0.3	0.3	--	--	--	--
Trust fees	1.6	1.4	1.6	0.2	12.7	--	--
Investment management, brokerage & insurance fees	1.7	1.6	1.9	0.1	6.2	(0.2)	(10.5)
Bank owned life insurance	0.9	0.9	1.2	--	--	(0.3)	(25.0)
Net gain on securities	2.0	1.6	(0.2)	0.4	25.0	2.2	NM
Mortgage banking activity & loan sale income	1.3	1.5	0.4	(0.2)	(13.3)	0.9	225.0
Other	1.4	1.0	1.1	0.4	40.0	.3	27.3
Total non-interest income	$ 16.4	$ 15.3	$ 13.4	$ 1.2	7.6	$ 3.0	22.7

**Totals and percentages may differ slightly due to rounding.

Non-Interest Expense

Three Months Ended ($ in millions)	3Q 2009	2Q 2009	3Q 2008	vs 2Q 2009		vs 3Q 2008
				$	%	$	%
Non-interest expense
Salaries and employee benefits	$ 22.4	$ 21.6	$ 22.4	$ 0.8	3.7	$ 0.0	0.0
Occupancy	4.3	4.6	4.4	(0.3)	(6.5)	(0.1)	(2.3)
Furniture and fixtures	1.4	1.5	1.6	(0.1)	(6.7)	(0.2)	(12.5)
Outside services	4.8	4.5	5.0	0.3	6.7	(0.2)	(4.0)
Advertising, public relations, and sponsorships	1.9	1.1	1.7	0.8	72.7	0.2	11.8
Amortization of identifiable intangible assets	2.1	2.1	2.4	0	0	(0.3)	(12.5)
FDIC insurance premiums	1.9	5.9	0.2	(4.0)	(67.8)	1.7	850.0
Other	3.4	3.1	3.7	0.3	9.7	(0.3)	(8.1)
Total non-interest expense	$ 42.2	$ 44.4	$ 41.4	$ (2.2)	(4.9)	$ 0.9	2.1

**Totals and percentages may differ slightly due to rounding.

Average Deposit Balances

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Net Interest Margin

Three Months Ended ($ in millions)	3Q 2009	2Q 2009	3Q 2008
Avg. Interest Earning Assets	$ 7,639	$ 7,606	$ 7,323
Yields
Yield on Loans	5.25%	5.29%	5.68%
Yield on Investment Securities	4.42%	4.61%	5.04%
Yield on Interest Earning Assets	4.83%	4.95%	5.41%
Costs
Cost of Interest Bearing Deposits	1.73%	2.00%	2.55%
Cost of Borrowings (combo of repo & FHLB lines)	4.08%	4.02%	4.35%
Cost of Funds	2.49%	2.71%	3.25%
Net Interest Margin	2.71%	2.63%	2.63%

Quarterly Loan Originations

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Quarter End Loan Balances

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Delinquencies & Charge offs

Three Months Ended	3Q 2009	2Q 2009	3Q 2008	vs 2Q 2009		vs 3Q 2008
($ in millions)				$	%	$	%

Total Delinquencies	$ 69.7	$ 73.1	$ 51.9	$ (3.4)	(4.7)	$ 17.8	34.3
(30 days +)	1.45%	1.51%	1.05%		(0.06)		0.40

Non Performing Loans	$ 49.1	$ 54.9	$ 35.0	(5.8)	(10.6)	14.1	40.3
(as % of total loans)	1.02%	1.13%	.71%		(0.11)		0.31

Net Charge Offs	$ 5.2	$ 4.1	$ 2.8	1.1	26.8	2.4	85.7
	43 bps	33 bps	23 bps

**Totals and percentages may differ slightly due to rounding.

Quarterly Net Charge-offs by Category
September 30, 2009

Dollars in thousands	Portfolio size	Net Charge-offs	%
Residential Mortgages	2,424,962	957	0.16
Consumer Loans	734,951	456	0.25
C&I	422,814	2,938	2.78
Commercial Real Estate (Permanent)	1,081,016	(145)	-0.05
Commercial Construction	107,740	--	--
Residential Development	34,224	1,010	11.80
Total	4,805,707	5,215	0.43

Provision For Loan Losses

	3Q 2009	2Q 2009	3Q 2008	vs. 2Q 2009		vs. 3Q 2008
Three Months Ended ($in millions)				$	%	$	%
Provision for loan losses	$ 5.4	$ 5.0	$ 4.2	$ 0.4	8.0	$ 1.2	28.6
Reserves	51.7	51.5	49.2	$ 0.2	39	$ 2.5	5.1
Reserves as % total loans	1.08%	1.06%	0.99%		0.02%		0.09%

Residential Portfolio Snapshot
September 30, 2009

Total portfolio:                                $2.42 billion

Percent of total loans:                                  50%

▪	Total delinquencies 1.70%
▪	Net credit losses 0.16% [CHART]
▪	Updated FICO 749
▪	Updated LTV 60%

Home Equity Portfolio Snapshot
September 30, 2009

Total portfolio:                                $717.5 million

Percent of total loans:                                    15%

▪	Total delinquencies 0.74%
▪	Net credit losses 0.18%
▪	Updated FICO 748 [CHART]
▪	Updated CLTV 65%
▪	Line utilization 47%

Total CRE Portfolio Snapshot
September 30, 2009

Total portfolio:                                $1.2 billion                  [CHART]

Percent of total loans:                                25%

Permanent CRE Portfolio Snapshot
September 30, 2009

Balanced distribution of risk

▪	Total delinquencies 0.78%
▪	Non-performaing loans 0.65% [CHART]
▪	Net credit losses -0.05%

Construction to Perm Portfolio Snapshot
September 30, 2009

 Total portfolio:                                           $107.7 million

 Percent of total loans:                                                 2%

▪	Non-performing loans 0.00% [CHART]
▪	Net credit losses 0.00%

C&I Portfolio Snapshot
September 30, 2009

Total portfolio:                                $423 Million

Percent of total loans:                                    9%

▪	Total delinquencies 2.78% [CHART]
▪	Net credit losses 2.78%

C&I Portfolio Snapshot
September 30, 2009

[CHART]

Residential Development Portfolio Snapshot
September 30, 2009

Total portfolio:                                 $34.2 million

Percent of total loans:                                  0.71%

▪	Total delinquencies 7.95%
▪	Net credit losses 11.8% [CHART]
▪	Total condo portfolio $12.9 million
▪	Total NPLs for condo portfolio $2.1 million